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Use Cases
for YLDS

Use Cases for YLDS

Figure Digital Assets
Building the future of capital markets on blockchain. Figure Technologies Solutions is responsible for this page.
Published Jun 24, 2026

Today, roughly $315B sits inside stablecoins, serving as collateral, treasury assets, settlement rails, and reserve capital. Much of that capital remains economically idle, while underlying reserve assets continue generating returns elsewhere off-chain.

Most digital dollar offerings have solved one problem exceptionally well: transferability. Stablecoins can move across borders in seconds, settle at any hour, and exist natively within decentralized finance.

What they generally do not offer is *earning ability*.

For on-chain capital markets to evolve, the objective must move beyond moving dollars through blockchain, to enabling that value to remain productive while they move.

This is the role that YLDS was designed to serve.

What is YLDS?

YLDS is a yield-bearing digital asset issued by Figure Certificate Company, a company registered under the Investment Company Act of 1940.

It’s transferable, self-custodied, and able to be held globally by eligible retail and institutional customers.

It may behave similarly to stablecoins, but unlike conventional stablecoin products, YLDS is an SEC-registered fixed-income security that transfers on Provenance’s public blockchain infrastructure while aiming to maintain a stable net asset value (NAV).

True to the ethos of DeFi, the reserves for YLDS are also fully transparent and reported on a quarterly basis in our public financial statements filed with the SEC.

How it Works:

Each YLDS certificate carries a par value of $0.01, with 100 certificates representing a $1.00 NAV.

Interest accrues at a variable rate daily and is paid monthly to holders. Yield is tied to prevailing short-term interest rates, specifically the Secured Overnight Financing Rate (SOFR), less a spread of 35bps.

The underlying reserve consists primarily of U.S. Treasuries and repurchase agreements involving U.S. Treasuries, the same category of assets that have historically supported highly liquid cash-management products like your typical Money Market Fund.

Not Just Another Stablecoin

The stablecoin sector has grown into one of the largest categories in crypto, processing trillions in real economic volume. What began as a settlement tool for crypto markets has evolved into critical infrastructure for payments, trading, treasury management, and cross-border capital flows.



Projected adjusted stablecoin transaction volume 2023-2035
Baseline + generational wealth transfer + payment rail saturation
Payment rail saturation
Wealth transfer uplift
Baseline trajectory
$1,500T
$1,000T
$500T
$0T
Annual volume ($ trillions)
~$1 Quadrillion: Global cross-border payments (2024)
2032
Crypto merchant services
reach Visa-scale
2028
Gen Z/Millennial majority +
wealth transfer begins
2025
~$28T in adjusted
stablecoin volume
+$232T
+$508T
$719T
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
Baseline: 133.5% CAGR decaying 30%/year. Wealth transfer: 37.5% multiplier from 2028. Payment saturation: 37.5% multiplier from 2032 (combined: 1.89x).
© 2026 Chainalysis

Source: Chainalysis

However, most of the stablecoin adoption we've seen occurred before lawmakers began establishing formal frameworks for issuer obligations, reserve requirements, and yield distribution. As policymakers work to define the role of stablecoins within the broader financial system, the future of yield-bearing stables has become increasingly unclear. Recent legislative proposals have suggested that payments and yield generation need to be treated as separate functions, reinforcing a divide that market players have spent years trying to bridge.

Surviving the CLARITY Act

From a functional perspective, YLDS behaves similarly to a dollar-pegged stablecoin, but from a regulatory standpoint, it occupies a different category entirely

Latest drafts of the CLARITY Act have largely targeted yield-bearing stablecoin products that rely on discretionary rewards programs and separate incentive mechanisms. With YLDS, the yield is from real-world cash flows embedded within the architecture itself.

This is why YLDS was structured as a registered security from inception. It’s issued as a digital face-amount certificate, backed by GENIUS-compliant collateral. It operates under a different regulatory framework than payment stablecoins, and

one that extends beyond today's market cycle. The result is a product that can distribute real yield directly to holders while maintaining a stable value profile.

This also makes it uniquely positioned for enterprise adoption. YLDS was designed to pass institutional compliance standards and due diligence, with transparent reserve reporting available upon request. Independent reserve custody through UMB Bank, and annual audits from Big Four firms reinforce the credibility of the underlying portfolio.

It's a structure that your compliance team will approve, and yield that your treasury team has been searching for.

The Difference Matters

The most useful comparison for YLDS is not as another stablecoin, but rather, as a digital cash-management instrument.

Traditional money market products have historically provided investors with liquidity, stability, and interest income. Meanwhile, stablecoins significantly improved transferability and settlement but generally left yield behind.

YLDS combines characteristics from both.

Holders maintain access to a dollar-pegged asset that moves freely across blockchain networks, while simultaneously gaining exposure to the economics generated by the underlying reserve portfolio.

Where YLDS Fits

As adoption expands across networks (Solana, Stellar), YLDS is increasingly positioned as infrastructure rather than simply an investment product.

Beyond YLDS supports a number of different workflows for both consumers and corporations.

Treasury Management

For Corporations: YLDS turns treasury capital into a liquid, interest-accruing store of funds.

Most protocols, DAOs, venture funds, and digital asset businesses maintain substantial stablecoin balances to fulfill operating requirements. The issue is that balances frequently remain idle between deployment cycles.

Rather than treating reserve assets as dormant capital, YLDS improves capital efficiency without sacrificing operational flexibility.

For Consumers:

YLDS introduces a different approach to saving dollars.

For individuals seeking durable yield with on-demand redemptions and at more competitive rates than traditional bank offerings, YLDS creates an experience that more closely resembles traditional cash management products, while preserving the transferability and accessibility of blockchain-based assets.

Trading Collateral
For Corporations:

Collateral sits at the center of modern financial markets to support lending, margin, and trading activity. Yet, much of it remains economically dormant.

Rather than forcing a choice between capital efficiency and capital utility, YLDS introduces the option for yield-bearing collateral. Institutions, protocols and other sophisticated market participants can now support trading and lending activity while maintaining exposure to income generated by underlying Treasury-backed reserves.

For Consumers:

For active DeFi traders, collateral is the necessary cost of accessing leverage and liquidity to fully capitalize on market opportunities.

YLDS enables a framework where posted capital can continue accruing yield while supporting open positions, reducing opportunity cost and idle capital. Our partners at @HastraFi have demonstrated through wYLDS (powered by YLDS) and PRIME (powered by Democratized PRIME) that yield-bearing collateral is becoming an important building block for more efficient capital allocation in DeFi.

Payroll

Corporate Payroll:

Payroll represents one of the largest recurring cash outflows for businesses.

Maintaining these reserves in YLDS allows organizations to keep capital productive until it is needed, rather than allowing funds to sit idle between payroll cycles. We envision YLDS becoming a core part of employer payroll infrastructure, with integrations across leading HR solutions platforms like ADP, Workday, and Rippling (coming soon).

Consumer Payroll:

With more global merchants beginning to accept digital assets as payment, YLDS is becoming an increasingly attractive alternative for employee compensation.

Whether used for payroll deposits or employee savings initiatives, YLDS helps individuals gain more value from their earned income by offering a way for compensation to remain productive even after it is received.

The Building Block For A New Category Of Finance

Financial markets rarely evolve through a single breakthrough. Progress typically comes from bundling familiar, useful functions into more efficient structures. YLDS was built with that future in mind.

- Aims for a stable value.
- Interest accrual.
- Blockchain settlement.
- Regulated issuance.
- Transferability.

Individually, none of these concepts are new. What is new is their convergence within a single instrument.

The next generation of financial infrastructure will not be defined solely by how assets move.

It will be defined by what those assets can do while moving.

Disclosures:

Investment products: Not FDIC Insured, No Bank Guarantee, May Lose Value.

YLDS are unsecured face-amount certificates and solely backed by the assets of Figure Certificate Company (FCC), which is the issuer of the certificates. As a subsidiary of Figure Markets Holdings, Inc., FCC is (absent exclusion or exemption)

required to comply with certain limits on its activity, including investment and/or trading limitations on its portfolio and other limitations under applicable banking and securities laws. FCC is not a bank, and the face-amount certificates it offers are not deposits or obligations of, or backed or guaranteed or endorsed by, any bank or financial institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. YLDS are not an insurance company product, an equity investment, and FCC's qualified assets on deposit may exceed the deposit amounts required by applicable regulations. If there are losses on FCC's assets, FCC may not have sufficient resources to meet its obligations, including making interest and/or principal payments on your certificates. Most of FCC's assets are debt securities and are subject to risks including credit risk, interest rate risk and prepayment and extension risk. You could lose money by investing. Although FCC seeks to preserve the value of your investment at $0.01 per YLDS and issue interest, it cannot guarantee it will do so. You should consider the investment objectives, risks, charges and expenses of certificates carefully before investing. Read the Figure Certificate Company prospectus carefully before you invest, which is available ***here****.*

Reserves for YLDS are managed by Figure Investment Advisors, LLC, a registered investment advisor located at 650 California, Suite 200, San Francisco, CA, 94108. For more information about Figure Investment Advisors, LLC, or to obtain a free copy of its disclosure brochure, please contact us at 628-236-5823 or you may download a copy at Figure Markets Website.

SOFR stands for the Secured Overnight Financing Rate (SOFR), which is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities. For more information, please visit the Federal Reserve Bank of New York's Website by clicking ***Here****.*

FCC will collect certain information about you that helps us comply with various securities regulations and rules and the USA PATRIOT Act, a Federal law that requires all investment companies to obtain, verify, and record information that identifies each applicant. Please note: if we cannot verify the information you provide, we will be required to restrict or deny your account

Figure Certificate Company, Figure Markets Holdings Inc., and their affiliates are aware that certain third parties may independently create, wrap, tokenize, or otherwise facilitate permissionless or composable versions of YLDS or interests referencing YLDS as backing or reserves. Any such third-party products, services, protocols, tokens, wrappers, or arrangements are developed and operated independently and are not sponsored, endorsed, offered, sold, administered, guaranteed, or controlled by Figure Certificate Company, Figure Markets, or their affiliates. Except to the extent Figure or its affiliates may provide underlying technology infrastructure or interoperability support, Figure and its affiliates have no involvement in, responsibility for, or oversight of any such third-party activities, including their operation, compliance, disclosures, custody arrangements, smart contracts, liquidity, or risk management practices. Users interact with any third-party products or services at their own risk.

Figure Certificate Company, Figure Investment Advisors, LLC, Figure Markets